Exhibit 99.1

Mack]Cali NAREIT Presentation November 2019

Statements made in this presentation may be forward]looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward]looking statements can be identified by the use of words such as gmay,h gwill,h gplan,h gpotential,h gprojected,h gshould,h gexpect,h ganticipate,h gestimate,h gtarget,h gcontinueh or comparable terminology. Forward]looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate, and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward]looking statements and are advised to consider the factors listed above together with the additional factors under the heading gDisclosure Regarding Forward]Looking Statementsh and gRisk Factorsh in our annual reports on Form 10]K, as may be supplemented or amended by our quarterly reports on Form 10]Q, which are incorporated herein by reference. We assume no obligation to update or supplement forward]looking statements that become untrue because of subsequent events, new information or otherwise. This Operating and Financial Data should be read in connection with our Quarterly Report on Form 10]Q for the quarter ended September 30, 2019. 2

Our Investment Strategy 3 Thesis NJ Waterfront transit hubs will experience unparalleled growth as more seek value, connectivity & space Value Proposition Access to New York & professional hubs, discount to NYC, room to grow as millennials start families, tax benefits Strategy Dominate core submarkets, take advantage of operational synergies Execution Concentrated investment along high barrier]to]entry markets Result: Leading residential and office owner along New Jerseyfs Waterfront Residential Units (1): 5,067 Residential Land (Units) (2): 6,362 Residential Market Share Today: 14% Operating Hotel Keys 722 Office Buildings (3): 6 Office SF (3): 4,908,379 Office Market Share: 31% (1) Includes operating (3,644 units) & in]construction (1,423 units). Excludes 372 key Hotel. (2) Reflects net increase of 6 units due to the redesign of a Port Imperial future development. (3) Excludes GWB Portfolio: 1 Bridge Plaza (200,000 SF).

Dual Platforms Form One Strategy: The Waterfront



Residential		Office
	$5.9 billion Market Capitalization **$3.4 billion** Net Asset Value	
7,246 Operating Residential Units/Keys [1]		**11.4 million** SF Office Space (Incl. Non-Core)
96.6% % Leased Residential Units [2]		**80.8%** % Leased (Excl. Non-Core) [5]
1,944 In-Construction Residential Units/Keys [3]		**10.9%** **22.4%** 3Q 2019 Cash/GAAP Rental Rate Roll-Up (Excl. Non-Core)
6.08% In-Construction Avg Development Yield [4]		Mack-Cali: **$38.72** Market: **$45.00** Premium: **16%** Waterfront Avg Base Rents vs. Market Asking Rent
$46.59 Average Waterfront Rent PSF		Mack-Cali: **$31.62** Market: **$33.00** Premium: **4%** Suburban Avg Base Rents vs. Market Asking Rent
14% Residential Waterfront Market Share		**31%** Office Waterfront Market Share

(1) Includes RRT operating portfolio (6,524 units), Marriott Hotels at Port Imperial (372 keys) and Hyatt Jersey City (350 keys). Excludes recently-sold assets Alterra (722 units) and Chase (664 units).
(2) Percentage leased of 97.0% as reported in 3Q 2019 Supplemental adjusted to account for disposition of Alterra and Chase at Overlook Ridge subsequent to quarter-end.
(3) Excludes Marriott Hotels at Port Imperial (372 keys), as Residence Inn (164 keys) opened in December 2018 and Envue Autograph Collection (208 keys) opened in July 2019.
(4) Includes Marriott Hotels at Port Imperial (372 units).
(5) Excludes Plaza 1, which was removed from leasable inventory.

4

Office buildings (Excluding Non]Core & Flex) Operating/In Construction Units (WO/JV) (1) Operating/In Construction Units (Subordinate) Total Market Cap Weighted Average Interest Rate Interest Coverage Ratio Core FFO (Qtr.) 39 (66% Reduction) 9,854 159% Increase) 130 (96% Reduction) $5.9 billion (51% Increase) 3.86% (32% Reduction) 2.9 (7% Increase) $38.2 million (18% decrease) AFFO (Qtr.) $20.5 million (16% decrease) Comprehensive Transformation Office Buildings (Excluding Flex) Operating/In Construction Units (WO/JV) Operating/In Construction Units (Subordinate) Total Market Cap Weighted Average Interest Rate Interest Coverage Ratio Core FFO (Qtr.) AFFO (Qtr.) 115 3,800 3,026 $3.9 billion 5.67% 2.7 $46.5 million $24.5 million 2Q15 3Q19 Consolidated Residential NOI (Annualized) $14.3 million Consolidated Residential NOI (Annualized) $104.0 million (627% Increase) (1) Includes Soho Lofts (377 units) (acquired April 1, 2019). Excludes Marriott Hotels at Port Imperial (372 keys) and Jersey City Hyatt (350 keys). 5

NOI Evolution – 40/40/20 Waterfront 23% Class A Suburban 6% Suburban/Corp. 48% Flex 15% Residential 8% Waterfront 27% Class A Suburban 15% Suburban/Corp. 19% Flex… Residential 39% Total Portfolio NOI (3): $345M Preferred Segments: 81% Total Portfolio NOI: $357M Preferred Segments: 37% (1) Annualized 3Q 2019 corporate NOI includes income (expense) attributed to entities not directly associated with assets in the portfolio. (2) Includes $14 million of residential NOI from the stabilization of the Marriott Hotels at Port Imperial (3) The Annualized 3Q 2019 Total Portfolio NOI is not meant to approximate FY 2019 Total Portfolio NOI. (4) Only includes operating units. 6 Through the executed disposition program, strategic acquisitions and residential development, the Company has and will continue to dramatically shift its NOI composition: 2Q 2015 Wholly Owned/ Consolidated Units (4) 1,301 5,299 +307% Unconsolidated JV Units (4) 1,254 2,611 +108% JV Subordinated Units (4) 3,026 130 (96%) CIP Units 1,182 1,944 +64% Future Developable Units: Waterfront 5,289 6,362 +20% Future Developable Units: Other 3,753 3,206 (15%) Pro Rata Residential NOI (Annualized) $28M $132.9M +375% NAV $704M $1,785M +154% 2Q 2015 3Q 2019 Change Residential NOI Composition (annualized) (1): Portfolio Transformation: 3Q 2019 (2) Stabilized Residential Portfolio: Residential 48% Class A Suburban 13% Waterfront 23% Suburban/Corp 16% 3Q 2019 With CIP Stabilized(2) Total Portfolio NOI: $408M Preferred Segments: 84%

NAV 3Q 2019 (Unaudited)

$ in millions
(except per share amounts)

	Rentable SF/ Apt Units	3Q 2019 Annualized NOI [1]	Cap	NAV Calculation [2] Gross Asset Value (A)	Gross Per SF / Unit	Property Debt (B)	Third Party Interests (C)	Discounting [10] (D)	Net Asset Value (A-B-C-D)	Net Value Range [3] High	Low
Office Portfolio	MSF										
Hudson Waterfront (Jersey City, Hoboken)	4.908	$75.1	4.3%	$1,747	*$356*	($400)	$0	$0	$1,347	$1,577	$1,165
Class A Suburban (Metropark, Short Hills)	2.155	46.3	7.8%	597	*277*	(125)	0	0	472	513	436
Suburban	4.147	52.8	10.3%	512	*123*	0	0	0	512	538	488
Subtotal [1][4]	**11.210**	**$174.1**		**$2,856**	***$255***	**($525)**	**$0**	**$0**	**$2,331**	**$2,628**	**$2,089**
Non-Core, Repositioning Properties, & Retail [5]				62		0	0	0	62	62	62
Hotel and Other JV Interests [6]				166		(113)	(28)	0	25	25	25
Harborside Plaza 4				90		0	0	0	90	90	90
Land [7]				60		0	0	0	60	60	60
Office - Asset Value				**$3,234**		**($638)**	**($28)**	**$0**	**$2,567**	**$2,865**	**$2,326**
Less: Office Unsecured Debt									(1,063)	(1,063)	(1,063)
Less: Office Preferred Equity/LP Interests									(53)	(53)	(53)
Add: 1031 Balances & Other Receivables									194	194	194
Total Office NAV									**$1,645**	**$1,943**	**$1,404**
Residential Portfolio	Units	Stabilized NOI									
Operating Properties - Wholly-Owned/Consolidated	5,671	$138.1	4.9%	$2,834	*$500*	($1,564)	($47)	($4)	$1,219	$1,365	$1,119
Operating Properties - Unconsolidated JVs [8]	2,611	55.8	4.5%	1,244	*476*	(616)	(325)	0	303	340	272
In-Construction Properties [9][10]	1,949	60.8	4.6%	1,328	*681*	(630)	(82)	(195)	421	472	371
Land	9,968			551	*55*	0	(103)	0	448	470	425
Fee Income Business, Tax Credit, & Excess Cash				36		0	0	0	36	36	36
Residential - Asset Value [11]				**$5,993**		**($2,810)**	**($557)**	**($199)**	**$2,427**	**$2,683**	**$2,223**
Less: Rockpoint Interest									($448)	($450)	($446)
Less: Other Payables									($194)	($194)	($194)
Total Residential NAV				**$5,993**		**($2,810)**	**($557)**	**($199)**	**$1,785**	**$2,039**	**$1,583**
Total Mack-Cali NAV									**$3,430**	**$3,982**	**$2,987**
Approximate NAV / Share (100.5MM shares) [12]									***$34.11***	***$39.60***	***$29.70***

See footnotes and "Information About Gross & Net Asset Value (Unaudited)" on pages 23 and 24.

7

Waterfront Concentration 8 Port Imperial Hoboken Jersey City Edgewater Fort Lee Mack]Cali Assets Operating Office Operating Residential Operating Hospitality In]Construction Land Retail/Commercial Waterfront Holdings: 7 Operating Office (2) $1,779M 8 Operating Resi $1,904M 3 Operating Hotels $263M 3 In]Construction Resi $994M 11 Land Parcels $490M 5,108,379 SF 3,644 Units 722 Keys 1,423 Units 6,362 Units Total Waterfront Holdings $5,430M GAV (1) (1) See Gross & Net Asset Value Notes on p.28 and 29, as well as Information on Gross Asset Value (GAV) & Net Asset Value (NAV) on p.29. (2) Includes 1 Bridge Plaza (200,000 SF). 66% Total GAV $348 $522,621 $363,903 $698,249 $77,023 PSF/ Unit

9 Harborside Transformation: Past (IN]CONSTRUCTION) A MONACO 523 UNITS

10 Harborside Transformation: Present A MONACO 523 UNITS

11 Harborside Transformation: Future A MONACO 523 UNITS 107 MORGAN 804 UNITS

12 Port Imperial Transformation: Past 316 UNITS

13 Port Imperial Transformation: Present 316 UNITS

14 Port Imperial Transformation: Future 316 UNITS

Two Platforms = One Strategy: The Waterfront

Summary Valuation (1)

	MSF/ Units	GAV (2)	NAV	% NAV
Office	11.2	$3,063M	$1,555M	45%
Residential	9,854	$5,132M	$1,875M	55%
Total		$8,195M	$3,430M	100%

GAV Waterfront Share


Other Office, $1,203M
Other Residential, $1,558M
Waterfront Residential, $3,574M
Waterfront Office, $1,860M

$5.4B (66%)
Waterfront share

NAV Waterfront Share


Other Office, $673M
Other Residential, $437M
Waterfront Residential, $1,438M
Waterfront Office, $882M

$2.3B (68%)
Waterfront share

Office	GAV	NAV (3)
Waterfront	$1,856M	$882M
Short Hills & Metropark	$565M	$276M
Suburban/Other	$638M	$397M
Total Office	$3,059M	$1,555M

Residential	GAV	NAV (4)
Waterfront	$3,574M	$1,438M
Boston	$926M	$184M
Other	$632M	$253M
Total Residential	$5,132M	$1,875M

(1) 3Q 2019 NAV adjusted to account for Plaza 4 future development site as part of residential portfolio and Overlook Ridge disposition subsequent to quarter-end.
(2) GAV represents total gross asset valuation with adjustments for 3rd party value. See Gross & Net Asset Value Notes on p.23 and 24, as well as Information on Gross Asset Value (GAV) & Net Asset Value (NAV) on p.24.
(3) Unsecured debt allocated pro rata across office portfolio.
(4) Rockpoint interest allocated pro rata across residential portfolio, excluding Plaza 4 future development site.

15

Waterfront: Residential Market Share 16 The Company is the largest institutional owner of operating class A residential and developable land, controlling approximately 14% of the current market and 31% of the potential market Comparable Properties Units Market Share LeFrak Organization 15 4,714 19% Ironstate(1) 12 4,395 17% Roseland 8 3,644 14% Kushner Real Estate Group 5 2,163 9% Equity Residential 6 1,725 7% Prudential 5 1,379 5% Hartz Mountain 2 822 3% Avalon Bay 2 722 3% Other 31 6,546 26% Waterfront Total 85 25,340 100% Roseland Waterfront Operating Portfolio: Units Ownership 2015: 2,069 20% 2019: 3,644 85% +1,575 +65% (1) Ironstate portfolio total includes 2 joint ventures also accounted in Kushner Real Estate Group portfolio total (770 units). Waterfront total accounts for this overlap. Roseland Buildout (Units): Current Portfolio: 3,644 In]Construction: 1,423 Pipeline (2020): 1,731 Additional Units: 4,631 Buildout Portfolio: 11,429 31% Market Share

Waterfront: Office Market Share 17 Comparable Properties SF Market Share Mack]Cali (1) 7 4.9MSF 31% LeFrak 5 3.4MSF 21% SJP Properties 3 1.4MSF 9% Goldman Sachs 1 1.4MSF 9% Bentell Kennedy 1 1.1MSF 7% Spear Street Capital 2 0.9MSF 6% John Hancock 1 0.7MSF 4% Columbia Property Trust 1 0.6MSF 4% Other Owners 4 1.4MSF 9% Waterfront Total (2) 25 15.8MSF 100% Mack]Cali is well positioned for large]scale tenants, as the Company controls 40% of blocks >100KSF. (1) Excludes GWB Portfolio: 1 Bridge Plaza (200,000 SF). (2) Source: JLL provided Hudson Waterfront Class A Office Market Inventory.

Waterfront Value Proposition 18 Midtown South Residential: $80.00 PSF Office (2): $93.00 PSF Financial District Residential: $70.00 PSF Office (2): $69.00 PSF Midtown Residential: $75.00 PSF Office (2): $89.00 PSF Hoboken . 111 River Residential: $55.00 PSF Office: $52.00 PSF Harborside Residential: $50.00 PSF Office: $45.00 PSF Port Imperial Residential: $42.00 PSF Office: $55.00 PSF Residential (1): 34% increase in disposable income Office: 35% rent per square foot savings Residential (1): 44% increase in disposable income Office: 44% rent per square foot savings Residential (1): 51% increase in disposable income Office: 38% rent per square foot savings (1) Disposable income calculations based on a 750 sf 1]bedroom apartment and household income of $200,000. For more information, please see the residential calculators in the appendix (p.26]28). (2) Source: JLL ] BofAML NYC Office Market Deep Dive Call January 15, 2019. Class A 2018 asking rental rates. We believe that large mark]to]market gain and rents have room to grow while still at a significant discount to those in Manhattan:

Successful 2018 Deliveries

The Company delivered **1,212 units** to the marketplace in 2018, which are collectively **98.8%** leased as of September 30, 2019

- Highlighting this success is the absorption of RiverHouse 11. The property opened on July 6, 2018, stabilized within 3 months in October, and is currently leased at 99.7% (294 units)

	RiverHouse 11	Portside 5/6	Signature Place	145 Front Street		Metropolitan Lofts	Total Deliveries
							
				Phase I	Phase II		
Units	295	296	197	237	128	59	1,212
Location	Weehawken, NJ	East Boston, MA	Morris Plains, NJ	Worcester, MA		Morristown, NJ	-
Commenced Operations	July 6, 2018	May 4, 2018	March 24, 2018	February 24, 2018	July 23, 2018	April 23, 2018	-
Percent Leased	98.6%	99.3%	98.0%	99.7%		94.9%	98.8%
Development Yield	6.60%	6.40%	6.68%	6.21%		6.72%	6.45%
Stabilized Cash Flow [1]	$3.5 million [2]	$3.2 million [3]	$1.8 million [4]	$3.2 million		$0.3 million	$12.2 million

(1) Represents projected stabilized NOI after debt service. See p.30 for Information on Net Operating Income (NOI).
(2) Reflects $100 million permanent loan secured in 4Q 2018, with excess proceeds of $24 million at an effective rate of 4.52%.
(3) Reflects $97 million permanent loan secured in 4Q 2018, with excess proceeds of $24 million at an effective rate of 4.56%.
(4) Reflects $43 million permanent loan secured in 3Q 2019 with excess proceeds of $1 million at an effective rate of 3.52%.

19

Waterfront Residential Development Outperformance 20 The Company had record velocity on recent Waterfront deliveries (1,368 units): 2016 2017 2018 M2 . Urby . RiverHouse 11 . Units: 311 . 762 . 295 . 1,368 . Location: Jersey City . Jersey City . Port Imperial . ] . Initial Occupancy: June 2016 . March 2017 . July 2018 . ] . Lease]Up Period: 6 Months . 6 Months . 3 Months .. ] . Leases Per Month: 50 / Month . 120 / Month . 100 / Month . ] . Rental Increases in Lease]Up: 8.9% . 11.4% . 8.6% . 10.2% .. Result: Allocate capital toWaterfront residential development Total Waterfront Deliveries

Development Pipeline 21 The Companyfs next round of construction deliveries and near]term starts are heavily weighted towards Waterfront (80% of aggregate total project cost) Units 750 313 360 326 195 Location Jersey City, NJ Weehawken, NJ West New York, NJ Malden, MA Short Hills, NJ Development Start Q1 2019 Q3 2018 Q4 2017 Q3 2018 Q4 2018 Initial Occupancy Q1 2022 Q4 2020 Q4 2020 Q1 2020 Q4 2020 Project Stabilization Q4 2023 Q4 2021 Q1 2022 Q1 2021 Q3 2021 Total Project Cost $470.5 million $142.9 million $191.8 million $99.4 million $99.4 million Projected NOI $28.1 million $9.1 million $11.7 million $6.1 million $5.9 million Development Yield 5.97% 6.37% 6.10% 6.09% 5.94% 25 Columbus (The Charlotte) Building 9 (RiverHouse 9) Riverwalk C (The Capstone) Chase III (The Emery) 233 Canoe Brook (The Upton) 21 In]Construction: 1,423 Units Future Starts: 6,362 Units Total Waterfront Pipeline: 7,785 Units Waterfront]Focused

Waterfront Portfolio Overview . Mack]Cali will continue to invest in its best assets . current plan $156.0M . As AFFO increases, we have and will allocate $30M per annum . The Company has 1 MSF to lease to 92% stabilization . In]place rents on the Waterfront are currently 20% below asking 22 Building SF Vacant SF In]Place Rents Asking Rents % Increase (1) Cap]Ex Plan Spend to Date Future Spend (f19 ] f22) Total Approx. Cost (4) 101 Hudson 1,246,283 214,328 $37.77 $47.00 24% Restaurant, Lobby $2.0M $6.0M $8.0M Harborside 1 (2) 399,578 399,578 N/A 47.00 N/A Re]skin 18.0M 55.3M 73.3M Harborside 2 & 3 (3) 1,487,222 228,473 38.39 43.00 12% Retail, External Improvements 41.4M 7.8M 49.2M Harborside 4a 231,856 ] 37.91 44.00 16% Organic Grocer, Lobby 0.7M 15.8M 16.5M Harborside 5 977,225 423,037 40.05 49.00 22% Restaurant, Lobby 0.8M 6.2M 7.0M 111 River 566,215 129,680 40.60 52.00 28% Lobby, Facade 1.4M 0.6M 2.0M NJ Waterfront 4,908,379 1,395,096 $38.83 $46.59 20% $64.3M $91.7M $156.0M (1) There can be no assumption that actual rents will not vary materially from current asking rents. (2) Excluded from rent calculations. (3) Includes Harborside NY Waterway Ferry installation costs. (4) Does not include leasing costs, which may be material.

Harborside Transformation 23 Before . 2015 Today . 2019 District Kitchen Food Hall . Opened March 2019 Capital Spent: $64.3 M Proj. Future Investment: 91.7 M Total Project Cost: $156.0 M Master Planned Amenities: Harborside is the center of live/work/play on the New Jersey Waterfront. Future investment will solidify its position and benefit lease]up efforts . 13,000 sq. ft. Food Hall . Lounge & game room . Various retailers . Restaurants with outdoor seating Photo by Ben Ganscos

Suburban Portfolio Repositioning ] Core As of September 2015 As of September 2019 Only 18 suburban assets . 2.8 MSF . remain from September 2015 portfolio. Rents in current portfolio are 21% higher than 2015 rents in those markets Morris Monmouth Metropark Short Hills Total Market Inventory 3.1MSF 1.2MSF 0.2MSF 0.3MSF 4.8MSF % Leased 79.8% 92.9% 100.0% 97.2% 84.9% Rent (1) $24.56 $28.79 $32.37 $25.58 Mkt. Share 23.9% 10.8% 5.0% 22.5% Morris Monmouth Metropark Short Hills Total Market Inventory 2.9MSF 1.0MSF 1.1MSF 0.8MSF 5.8MSF % Leased 74.4% 78.9% 94.0% 88.1% 84.9% Rent (2) $32.50 $30.00 $37.00 $47.00 $31.44 Mkt. Share 23.3% 10.3% 32.8% 75.3% 24 One River Center Core Suburban Markets: 333 Thornall 7 Sylvan Way $26.22 (1) Weighted average base rents on leases executed for the nine months ended September 30, 2015. Statistics filed in September 30, 2015 supplemental package. (2) Current weighted average asking rents.

Drivers of Future Earnings Growth 25 0% 5% 10% 15% 20% 25% 30% 35% 40% X Y Z Waterfront Occupancy Gains (1) (92% occupancy) Development Deliveries Development Deliveries (3) $40 million or $0.40 per share (+18.0% increase) 2019(2) Deliveries: $6.6M (+3.0% increase) 2020 Deliveries: $14.6M (+6.6% increase) % Growth in FFO/AFFO (2019 FY Projected FFO $1.615/Share) Management believes that Waterfront lease]up opportunity and development deliveries can generate FFO growth of 27.6%. Near/Intermediate Term (12]36 months) Near/Intermediate Term (12]36 months) Long Term (36 months and future) (1) Assumes $40 rents at 1MSF. (2) Adjusted to reflect FFO recognized year]to]date. (3) Please see Development Activity & Cash Flow Growth on page 25 for a breakout of NOI after debt service for all current and future development deliveries (4) Includes The Charlotte (FKA 25 Christopher Columbus) (750 units), expected to stabilize 4Q 2023. Remaining Waterfront Development: 7,065 Units (4)

26 Appendix

Global Definitions

Average Revenue Per Home: Calculated as total apartment revenue for the quarter ended September 30, divided by the average percent occupied for the quarter ended September 30, 2018, divided by the number of apartments and divided by three.

Class A Suburban: Long-term hold office properties in targeted submarkets; formerly defined as Urban Core.

Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest.

Flex Parks: Primarily office/flex properties, including any office buildings located within the respective park.

Future Development: Represents land inventory currently owned or controlled by the Company.

Gross Asset Value (GAV): The metric represents the projected value of the Company's interest after accounting for pro rata share of 3rd party value.

Identified Repurposing Communities: Communities not currently owned by RRT, which have been identified for transfer from Mack-Cali to RRT for residential repurposing.

In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities.

Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.

MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.

Net Asset Value (NAV): The metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

Net Operating Income (NOI): Total property revenues less real estate taxes, utilities and operating expenses

Non-Core: Properties designated for eventual sale/disposition or repositioning/redevelopment.

Operating Communities: Communities that have achieved Project Stabilization.

Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

Project Stabilization: Lease-Up communities that have achieved over 95 Percentage Leased for six consecutive weeks.

Projected Stabilized NOI: Pro forma NOI for Lease-Up, In-Construction or Future Development communities upon achieving Project Stabilization.

Projected Stabilized Yield: Represents Projected Stabilized NOI divided by Total Costs.

Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns.

Suburban: Long-term hold office properties (excluding Class A Suburban and Waterfront locations); formerly defined as Suburban Core

Third Party Capital: Capital invested by third parties and not Mack-Cali.

Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion.

Waterfront: Office assets located on NJ Hudson River waterfront.

27

Notes: Gross & Net Asset Value (Unaudited)

1) Reflects 3Q 2019 Annualized Cash NOI for office assets; projected 12-month NOI for stabilized residential assets and the projected stabilized NOI for residential assets in-construction and lease-up. See Information About Net Operating Income on page 34.

2) NAV is generally arrived at by calculating the estimated gross asset values for each of the Company's real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties' interests in the assets. Gross asset values for stabilized operating multi-family real estate properties are calculated using the direct capitalization method by dividing projected net operating income for the next one-year period by an estimated market capitalization rate for each property. Gross asset values for operating office properties are presented by dividing projected net operating income for the next one-year period by an estimated year one imputed capitalization rate for each property. See Footnote 4 for a more detailed description of the methodology used by management to estimate gross asset values for its operating office properties. Management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Market capitalization rates are estimated for each property based on its asset class and geographic location and are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third-party property transactions.

3) The value range is determined by adding or subtracting 0.50% to the year 1 cap rate for office properties and 0.25% to the year 1 cap rate for residential properties. Property cash flows have been reduced by credit loss reserves, leasing and base building capital expenditures, including Harborside renovations. The Waterfront valuation includes $80 million in capital for the Harborside renovations. Additionally, the analysis includes approximately $89 million in base building capital during the first three years of the five-year discounted cash flow. The capital is allocated to physical building improvements and is estimated $40 million at the Waterfront, $19 million in the Class A Suburban, and $30 million in the Suburban portfolio's, respectively. Furthermore, the analysis includes $10 million in leasing capital budgeted in each of the Waterfront, Class A Suburban and Suburban portfolios. This is in addition to the tenant improvements, leasing commissions and capital reserves budgeted.

4)

	Rentable Area (MSF)	3Q 2019 Annualized Cash NOI	Year 1 Cap Rate	In-Place Rent PSF	Market Rent PSF	Stabilized Occupancy Rate	Stabilized Cap Rate	Unlevered IRR	Value	$ PSF
Office										
Hudson Waterfront	4.908	$75.06	4.30%	$38.72	$46.59	92.0%	6.0%	7.0%	$1,747	$356
Class A Suburban	2.155	$46.30	7.76%	38.33	40.70	88.0%	7.0%	8.0%	597	277
Suburban	4.147	$52.76	10.30%	28.72	30.85	81.0%	8.0%	9.0%	512	123
Subtotal	**11.210**	**$174.12**		**$34.95**	**$39.63**				**$2,856**	**$255**

The year one cap rate, applied to the 3Q 2019 Annualized Cash NOI, is derived from the present value of periodic cash flows over five years and a terminal value based on stabilized income and a market cap rate, all discounted at an unlevered internal rate of return. See Information About Net Operating Income on page 34.

The Company calculates estimated gross asset values for each of its operating office assets by taking the sum of (i) the present value of periodic cash flows over five years and (ii) a terminal value based on estimated stabilized income and a market capitalization rate at stabilization, all discounted at an unlevered internal rate of return. This value, divided by the projected net operating income for a one-year period yields the year one imputed capitalization rate. Management projects the periodic cash flows over five years and the stabilized income from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease-up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Company's portfolio and for competitor buildings in similar locations. Notwithstanding the foregoing, any assets that are contemplated for sale are valued individually at indicative or at contract prices.

5) Valuations for non-core assets, which are those assets being considered for sale or disposal, or in the active marketing process, are generally based on recent contract prices for similar properties in the process of being sold, letters of intent and ongoing negotiations for properties. Wegmans and 24-Hour Fitness are in active contract negotiations for $46.25 MM less transaction costs. See Information About Net Operating Income on page 34. Valuations for properties planned for or undergoing a repositioning or repurposing utilize a projected stabilized net operating income for the asset upon completion of the repositioning/repurposing activities. After applying an estimated capitalization rate to a projected stabilized net operating income, the capitalized value is next discounted back based on the projected number of periods to re-stabilize the asset. The discount rate applied is determined based on a risk assessment of the repositioning/repurposing activities and comparable target returns in the marketplace, and further validated by outside market sources, when available for that market. Additionally, adjustments are made to the estimated value by deducting any estimated future costs necessary to complete the planned activities, as well as adding back the discounted projected interim operating cash flows expected to be generated by the property until re-stabilization has been achieved.

28

Notes: Gross & Net Asset Value (Unaudited)

6) Includes the Company's ownership interests in the Hyatt Regency Jersey City and two office joint venture properties.
7) The value of land is based on a combination of recent or pending transactions for land parcels within our relevant markets and unrelated third parties, and sometimes may utilize land appraisals for certain markets, if available for other purposes, such as for transaction financing. Further, we consider what a land parcel's value would need to be when combined with all other development costs to yield what we believe to be an appropriate target rate of return for a development project. The per apartment unit or per square foot office space values are derived by dividing the aggregate land value by the number of potential apartment units or square feet of office space the land can accommodate. The number of potential units or square feet of office space a land parcel can accommodate is most commonly governed by either in-place governmental approvals or density regulations set forth by existing zoning guidelines.
8) Joint venture investments are generally valued by: applying a capitalization rate to projected NOI for the joint venture's asset (which is similar to the process for valuing those assets wholly owned by the Company, as described above and previously), and deducting any joint venture level debt and any value allocable to joint venture partners' interests. Includes Roseland's last residential subordinate interest (Metropolitan at 40 Park) and commercial subordinate interests.
9) The valuation approach for assets in-construction or lease-up are similar to that applied to assets undergoing repositioning/repurposing, as described above. After applying an estimated capitalization rate, currently ranging from 4.5% to 5.25%, to a projected stabilized net operating income, estimated to total approximately $46.6 million upon completion of the construction or lease-up activities, the Company deducts any estimated future costs totaling $565.9 million required to complete construction of the asset to arrive at an estimated value attributable to the asset. The Company then discounts the capitalized value back based on the projected number of periods to reach stabilization. The discount rate applied, currently ranging from 7% to 9.75%, is determined based on a risk assessment of the development activities and comparable target returns in the marketplace. The Company then adds back the discounted projected interim cash flows expected to be generated during the projected lease-up period to reach stabilization.
10) Represents the discount to stabilized value applied to assets that have not yet achieved their respective Projected Stabilized NOI due to construction, lease-up or renovation. See Information About Net Operating Income on page 34.
11) The residential valuation analysis totals to a Roseland NAV of $2,235,000,000, with the company's share of this NAV of $1,787,000,000 ("MCRC Share"). This latter amount represents the company's share of Roseland NAV, net of the $448,000,000 attributable to Rockpoint's noncontrolling interest.
12) The decrease in the approximate NAV per share of $1.42 from June 30, 2019 to September 30, 2019 is due primarily to longer absorption timing, increased capital and reduced terminal projected occupancies.

Information About Net Asset Value (NAV)

Overall, NAV is arrived at by calculating the estimated gross asset values for each of their real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties' interests in the assets. Gross asset values for the operating real estate properties are calculated using the direct capitalization method by dividing projected net operating income for a one year period by an estimated current capitalization rate for each property. For each operating property, management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease-up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Registrants' portfolio and for competitor buildings in similar locations. A capitalization rate is estimated for each property based on its asset class and geographic location. Estimates of capitalization rates are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third party property transactions.

The use of NAV as a measure of value is subject to certain inherent limitations. The assessment of the estimated NAV of a particular property is subjective in that it involves estimates and assumptions and can be calculated using various acceptable methods. The Company's methods of determining NAV may differ from the methods used by other companies. Accordingly, the Company's estimated NAV may not be comparable to measures used by other companies. As with any valuation methodology, the methodologies utilized by the Company in estimating NAV are based upon a number of estimates, assumptions, judgments or opinions that may or may not prove to be correct. Capitalization rates obtained from publicly available sources also are critical to the NAV calculation and are subject to the sources selected and variability of market conditions at the time. Investors in the Company are cautioned that NAV does not represent (i) the amount at which the Company's securities would trade at a national securities exchange, (ii) the amount that a security holder would obtain if he or she tried to sell his or her securities, (iii) the amount that a security holder would receive if the Company liquidated its assets and distributed the proceeds after paying all of their expenses and liabilities or (iv) the book value of the Company's real estate, which is generally based on the amortized cost of the property, subject to certain adjustments.

29

Development Activity & Future Cash Flow Growth

$ in millions
(unaudited)

	RRT Nominal Ownership	% Leased As of: As of 9/30/19	Actual/Projected Initial Leasing	Units	Projected Yield	Projected Stabilized NOI	Projected Share of Stabilized NOI After Debt Service
2018 Deliveries							
Signature Place at Morris Plains	100.0%	98.0%	1Q 2018	197	6.68%	$3.3	$1.8
Metropolitan Lofts	50.0%	94.9%	1Q 2018	59	6.72%	1.3	0.3
145 Front Street at City Square	100.0%	99.7%	2Q 2018	365	6.21%	5.5	3.2
Portside 5/6	100.0%	99.3%	2Q 2018	296	6.40%	7.6	3.2
RiverHouse 11 at Port Imperial	100.0%	98.6%	3Q 2018	295	6.60%	8.0	3.5
Total 2018 Deliveries	**97.6%**	**98.8%**		**1,212**	**6.45%**	**$25.7**	**$12.0**
2019 Deliveries							
Marriott Hotels at Port Imperial	100.0%		4Q 2018	372	8.81%	$13.9	$9.2
Total 2019 Deliveries	**100.0%**			**372**	**8.81%**	**$13.9**	**$9.2**
2020 Deliveries							
Chase III at Overlook Ridge	100.0%		3Q 2020	326	6.09%	$6.1	$3.4
Port Imperial - Building 9	100.0%		4Q 2020	313	6.37%	9.1	5.2
PI North – Riverwalk C	40.0%		4Q 2020	360	6.10%	11.7	2.8
233 Canoe Brook Road - Apartments	100.0%		4Q 2020	195	5.94%	5.9	3.2
Total 2020 Deliveries	**81.9%**			**1,194**	**6.14%**	**$32.8**	**$14.6**
2022 Deliveries							
25 Christopher Columbus (The Charlotte)	100.0%		1Q 2022	750	5.97%	$28.1	$14.6
Total 2022 Deliveries	**100.0%**			**750**	**5.97%**	**$28.1**	**$14.6**
Total In-Construction	**88.9%**			**1,944**	**6.08%** (1)	**$60.9**	**$29.2**
Total	**93.0%**			**3,528**	**6.49%**	**$100.5**	**$50.4**

(1) Projected stabilized yield without the Marriott Hotels at Port Imperial is 6.08 percent.

30

Residential Calculator – Harborside

1 Bedroom Household

$150,000 Household	Financial District Resident		Harborside Resident		Delta	
Annual Household Income		$150,000		$150,000	-	-
Less: Income Tax [1]						
Federal	20.2%	($30,290)	20.2%	($30,290)	-	-
FICA	6.7%	(10,111)	6.7%	(10,111)	-	-
State	6.3%	(9,478)	5.0%	(7,429)	(2,049)	21.6%
Local	3.6%	(5,354)	0.0%	0	(5,354)	100.0%
Subtotal: Income Tax	36.8%	($55,232)	31.9%	($47,829)	($7,403)	13.4%
Less: Rent Class A Apartment *1 Bedroom 750 SF*	$70 PSF	(52,500)	$50 PSF	(37,500)	($15,000)	28.6%
Disposable Income	28.2%	$42,268	43.1%	$64,671	$22,403	53.0%

$200,000 Household	Financial District Resident		Harborside Resident		Delta	
Annual Household Income		$200,000		$200,000	-	-
Less: Income Tax [1]						
Federal	22.8%	($45,690)	22.8%	($45,690)	-	-
FICA	5.4%	(10,836)	5.4%	(10,836)	-	-
State	6.4%	(12,803)	5.3%	(10,614)	(2,189)	17.1%
Local	3.6%	(7,178)	0.0%	0	(7,178)	100.0%
Subtotal: Income Tax	38.3%	($76,506)	33.6%	($67,139)	($9,367)	12.2%
Less: Rent Class A Apartment *1 Bedroom 750 SF*	$70 PSF	(52,500)	$50 PSF	(37,500)	($15,000)	28.6%
Disposable Income	35.5%	$70,994	47.7%	$95,361	$24,367	34.3%

$250,000 Household	Financial District Resident		Harborside Resident		Delta	
Annual Household Income		$250,000		$250,000	-	-
Less: Income Tax [1]						
Federal	25.3%	($63,190)	25.3%	($63,190)	-	-
FICA	4.33%	(10,836)	4.3%	(10,836)	-	-
State	6.48%	(16,200)	5.5%	(13,799)	(2,401)	14.8%
Local	3.60%	(9,002)	0.0%	0	(9,002)	100.0%
Subtotal: Income Tax	39.7%	($99,227)	35.1%	($87,824)	($11,403)	11.5%
Less: Rent Class A Apartment *1 Bedroom 750 SF*	$70 PSF	(52,500)	$50 PSF	(37,500)	($15,000)	28.6%
Disposable Income	39.3%	$98,273	49.9%	$124,676	$26,403	26.9%

2 Bedroom Household

$150,000 Household	Financial District Resident		Harborside Resident		Delta	
Annual Household Income		$150,000		$150,000	-	-
Less: Income Tax [1]						
Federal	20.2%	($30,290)	20.2%	($30,290)	-	-
FICA	6.7%	(10,111)	6.7%	(10,111)	-	-
State	6.3%	(9,478)	5.0%	(7,429)	(2,049)	21.6%
Local	3.6%	(5,354)	0.0%	0	(5,354)	100.0%
Subtotal: Income Tax	36.8%	($55,232)	31.9%	($47,829)	($7,403)	13.4%
Less: Rent Class A Apartment *2 Bedroom 1,050 SF*	$70 PSF	(73,500)	$50 PSF	(52,500)	($21,000)	28.6%
Disposable Income	14.2%	$21,268	33.1%	$49,671	$28,403	133.6%

$200,000 Household	Financial District Resident		Harborside Resident		Delta	
Annual Household Income		$200,000		$200,000	-	-
Less: Income Tax [1]						
Federal	22.8%	($45,690)	22.8%	($45,690)	-	-
FICA	5.4%	(10,836)	5.4%	(10,836)	-	-
State	6.4%	(12,803)	5.3%	(10,614)	(2,189)	17.1%
Local	3.6%	(7,178)	0.0%	0	(7,178)	100.0%
Subtotal: Income Tax	38.3%	($76,506)	33.6%	($67,139)	($9,367)	12.2%
Less: Rent Class A Apartment *2 Bedroom 1,050 SF*	$70 PSF	(73,500)	$50 PSF	(52,500)	($21,000)	28.6%
Disposable Income	25.0%	$49,994	40.2%	$80,361	$30,367	60.7%

$250,000 Household	Financial District Resident		Harborside Resident		Delta	
Annual Household Income		$250,000		$250,000	-	-
Less: Income Tax [1]						
Federal	25.3%	($63,190)	25.3%	($63,190)	-	-
FICA	4.33%	(10,836)	4.3%	(10,836)	-	-
State	6.48%	(16,200)	5.5%	(13,799)	(2,401)	14.8%
Local	3.60%	(9,002)	0.0%	0	(9,002)	100.0%
Subtotal: Income Tax	39.7%	($99,227)	35.1%	($87,824)	($11,403)	11.5%
Less: Rent Class A Apartment *2 Bedroom 1,050 SF*	$70 PSF	(73,500)	$50 PSF	(52,500)	($21,000)	28.6%
Disposable Income	30.9%	$77,273	43.9%	$109,676	$32,403	41.9%

(1) Reflects 2018 tax rates for single filers. Federal Income Tax values reflect rates from US Tax Center at IRS.com, a private sector financial services company. FICA rates reflect those listed for Social Security & Medicare Withholdings on IRS.gov. New Jersey State Income Tax reflect rates from the New Jersey Division of Taxation's Website. New York State Income Tax reflect rates listed on the New York State Department of Taxation and Finance's website. New York City Personal Income Taxes reflect rates listed on NYC.gov.

31

Residential Calculator – Hoboken

1 Bedroom Household

	$150,000 Household					
	Midtown South Resident		Hoboken Resident		Delta	
Annual Household Income		$150,000		$150,000	-	-
Less: Income Tax[1]						
Federal	20.2%	($30,290)	20.2%	($30,290)	-	-
FICA	6.7%	(10,111)	6.7%	(10,111)	-	-
State	6.3%	(9,478)	5.0%	(7,429)	(2,049)	21.6%
Local	3.6%	(5,354)	0.0%	0	(5,354)	100.0%
Subtotal: Income Tax	36.8%	($55,232)	31.9%	($47,829)	($7,403)	13.4%
Less: Rent Class A Apartment *1 Bedroom 750 SF*	$80 PSF	(60,000)	$55 PSF	(41,250)	($18,750)	31.3%
Disposable Income	23.2%	$34,768	40.6%	$60,921	$26,153	75.2%

	$200,000 Household					
	Midtown South Resident		Hoboken Resident		Delta	
Annual Household Income		$200,000		$200,000	-	-
Less: Income Tax[1]						
Federal	22.8%	($45,690)	22.8%	($45,690)	-	-
FICA	5.4%	(10,836)	5.4%	(10,836)	-	-
State	6.4%	(12,803)	5.3%	(10,614)	(2,189)	17.1%
Local	3.6%	(7,178)	0.0%	0	(7,178)	100.0%
Subtotal: Income Tax	38.3%	($76,506)	33.6%	($67,139)	($9,367)	12.2%
Less: Rent Class A Apartment *1 Bedroom 750 SF*	$80 PSF	(60,000)	$55 PSF	(41,250)	($18,750)	31.3%
Disposable Income	31.7%	$63,494	45.8%	$91,611	$28,117	44.3%

	$250,000 Household					
	Midtown South Resident		Hoboken Resident		Delta	
Annual Household Income		$250,000		$250,000	-	-
Less: Income Tax[1]						
Federal	25.3%	($63,190)	25.3%	($63,190)	-	-
FICA	4.33%	(10,836)	4.3%	(10,836)	-	-
State	6.48%	(16,200)	5.5%	(13,799)	(2,401)	14.8%
Local	3.60%	(9,002)	0.0%	0	(9,002)	100.0%
Subtotal: Income Tax	39.7%	($99,227)	35.1%	($87,824)	($11,403)	11.5%
Less: Rent Class A Apartment *1 Bedroom 750 SF*	$80 PSF	(60,000)	$55 PSF	(41,250)	($18,750)	31.3%
Disposable Income	36.3%	$90,773	48.4%	$120,926	$30,153	33.2%

2 Bedroom Household

	$150,000 Household					
	Midtown South Resident		Hoboken Resident		Delta	
Annual Household Income		$150,000		$150,000	-	-
Less: Income Tax[1]						
Federal	20.2%	($30,290)	20.2%	($30,290)	-	-
FICA	6.7%	(10,111)	6.7%	(10,111)	-	-
State	6.3%	(9,478)	5.0%	(7,429)	(2,049)	21.6%
Local	3.6%	(5,354)	0.0%	0	(5,354)	100.0%
Subtotal: Income Tax	36.8%	($55,232)	31.9%	($47,829)	($7,403)	13.4%
Less: Rent Class A Apartment *2 Bedroom 1,050 SF*	$80 PSF	(84,000)	$55 PSF	(57,750)	($26,250)	31.3%
Disposable Income	7.2%	$10,768	29.6%	$44,421	$33,653	312.5%

	$200,000 Household					
	Midtown South Resident		Hoboken Resident		Delta	
Annual Household Income		$200,000		$200,000	-	-
Less: Income Tax[1]						
Federal	22.8%	($45,690)	22.8%	($45,690)	-	-
FICA	5.4%	(10,836)	5.4%	(10,836)	-	-
State	6.4%	(12,803)	5.3%	(10,614)	(2,189)	17.1%
Local	3.6%	(7,178)	0.0%	0	(7,178)	100.0%
Subtotal: Income Tax	38.3%	($76,506)	33.6%	($67,139)	($9,367)	12.2%
Less: Rent Class A Apartment *2 Bedroom 1,050 SF*	$80 PSF	(84,000)	$55 PSF	(57,750)	($26,250)	31.3%
Disposable Income	19.7%	$39,494	37.6%	$75,111	$35,617	90.2%

	$250,000 Household					
	Midtown South Resident		Hoboken Resident		Delta	
Annual Household Income		$250,000		$250,000	-	-
Less: Income Tax[1]						
Federal	25.3%	($63,190)	25.3%	($63,190)	-	-
FICA	4.33%	(10,836)	4.3%	(10,836)	-	-
State	6.48%	(16,200)	5.5%	(13,799)	(2,401)	14.8%
Local	3.60%	(9,002)	0.0%	0	(9,002)	100.0%
Subtotal: Income Tax	39.7%	($99,227)	35.1%	($87,824)	($11,403)	11.5%
Less: Rent Class A Apartment *2 Bedroom 1,050 SF*	$80 PSF	(84,000)	$55 PSF	(57,750)	($26,250)	31.3%
Disposable Income	26.7%	$66,773	41.8%	$104,426	$37,653	56.4%

(1) Reflects 2018 tax rates for single filers. Federal Income Tax values reflect rates from US Tax Center at IRS.com, a private sector financial services company. FICA rates reflect those listed for Social Security & Medicare Withholdings on IRS.gov. New Jersey State Income Tax reflect rates from the New Jersey Division of Taxation's Website. New York State Income Tax reflect rates listed on the New York State Department of Taxation and Finance's website. New York City Personal Income Taxes reflect rates listed on NYC.gov.

32

Residential Calculator – Port Imperial

1 Bedroom Household

	$150,000 Household						$200,000 Household						$250,000 Household					
	Midtown Resident		Port Imperial Resident		Delta		Midtown Resident		Port Imperial Resident		Delta		Midtown Resident		Port Imperial Resident		Delta	
Annual Household Income		**$150,000**		**$150,000**	-	-		**$200,000**		**$200,000**	-	-		**$250,000**		**$250,000**	-	-
Less: Income Tax [1]																		
Federal	20.2%	($30,290)	20.2%	($30,290)	-	-	22.8%	($45,690)	22.8%	($45,690)	-	-	25.3%	($63,190)	25.3%	($63,190)	-	-
FICA	6.7%	(10,111)	6.7%	(10,111)	-	-	5.4%	(10,836)	5.4%	(10,836)	-	-	4.33%	(10,836)	4.3%	(10,836)	-	-
State	6.3%	(9,478)	5.0%	(7,429)	(2,049)	21.6%	6.4%	(12,803)	5.3%	(10,614)	(2,189)	17.1%	6.48%	(16,200)	5.5%	(13,799)	(2,401)	14.8%
Local	3.6%	(5,354)	0.0%	0	(5,354)	100.0%	3.6%	(7,178)	0.0%	0	(7,178)	100.0%	3.60%	(9,002)	0.0%	0	(9,002)	100.0%
Subtotal: Income Tax	**36.8%**	**($55,232)**	**31.9%**	**($47,829)**	**($7,403)**	**13.4%**	**38.3%**	**($76,506)**	**33.6%**	**($67,139)**	**($9,367)**	**12.2%**	**39.7%**	**($99,227)**	**35.1%**	**($87,824)**	**($11,403)**	**11.5%**
Less: Rent Class A Apartment	$75 PSF	(56,250)	$42 PSF	(31,500)	($24,750)	44.0%	$75 PSF	(56,250)	$42 PSF	(31,500)	($24,750)	44.0%	$75 PSF	(56,250)	$42 PSF	(31,500)	($24,750)	44.0%
1 Bedroom 750 SF																		
Disposable Income	**25.7%**	**$38,518**	**47.1%**	**$70,671**	**$32,153**	**83.5%**	**33.6%**	**$67,244**	**50.7%**	**$101,361**	**$34,117**	**50.7%**	**37.8%**	**$94,523**	**52.3%**	**$130,676**	**$36,153**	**38.2%**

2 Bedroom Household

	$150,000 Household						$200,000 Household						$250,000 Household					
	Midtown Resident		Port Imperial Resident		Delta		Midtown Resident		Port Imperial Resident		Delta		Midtown Resident		Port Imperial Resident		Delta	
Annual Household Income		**$150,000**		**$150,000**	-	-		**$200,000**		**$200,000**	-	-		**$250,000**		**$250,000**	-	-
Less: Income Tax [1]																		
Federal	20.2%	($30,290)	20.2%	($30,290)	-	-	22.8%	($45,690)	22.8%	($45,690)	-	-	25.3%	($63,190)	25.3%	($63,190)	-	-
FICA	6.7%	(10,111)	6.7%	(10,111)	-	-	5.4%	(10,836)	5.4%	(10,836)	-	-	4.33%	(10,836)	4.3%	(10,836)	-	-
State	6.3%	(9,478)	5.0%	(7,429)	(2,049)	21.6%	6.4%	(12,803)	5.3%	(10,614)	(2,189)	17.1%	6.48%	(16,200)	5.5%	(13,799)	(2,401)	14.8%
Local	3.6%	(5,354)	0.0%	0	(5,354)	100.0%	3.6%	(7,178)	0.0%	0	(7,178)	100.0%	3.60%	(9,002)	0.0%	0	(9,002)	100.0%
Subtotal: Income Tax	**36.8%**	**($55,232)**	**31.9%**	**($47,829)**	**($7,403)**	**13.4%**	**38.3%**	**($76,506)**	**33.6%**	**($67,139)**	**($9,367)**	**12.2%**	**39.7%**	**($99,227)**	**35.1%**	**($87,824)**	**($11,403)**	**11.5%**
Less: Rent Class A Apartment	$75 PSF	(78,750)	$42 PSF	(44,100)	($34,650)	44.0%	$75 PSF	(78,750)	$42 PSF	(44,100)	($34,650)	44.0%	$75 PSF	(78,750)	$42 PSF	(44,100)	($34,650)	44.0%
2 Bedroom 1,050 SF																		
Disposable Income	**10.7%**	**$16,018**	**38.7%**	**$58,071**	**$42,053**	**262.5%**	**22.4%**	**$44,744**	**44.4%**	**$88,761**	**$44,017**	**98.4%**	**28.8%**	**$72,023**	**47.2%**	**$118,076**	**$46,053**	**63.9%**

(1) Reflects 2018 tax rates for single filers. Federal Income Tax values reflect rates from US Tax Center at IRS.com, a private sector financial services company. FICA rates reflect those listed for Social Security & Medicare Withholdings on IRS.gov. New Jersey State Income Tax reflect rates from the New Jersey Division of Taxation's Website. New York State Income Tax reflect rates listed on the New York State Department of Taxation and Finance's website. New York City Personal Income Taxes reflect rates listed on NYC.gov.

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Information About Net Operating Income (NOI) NOI represen3Qts 2t0o18tal revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non]GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Companyfs use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not effect the overall performance of the individuals assets being measured and assessed. Definition of: Net Operating Income (NOI) Reconciliation of Net Income (Loss) to Net Operating Income (NOI) $ in thousands (unaudited) 3Q 2019 Office/Corp Roseland Tot al Annualized Net Income (Loss) ($48,819) ($7,202) ($56,021) ($224,084) Deduct: Real estate services income (1,961) (1,450) (3,411) (13,644) Interest and other investment loss (income) (37) (152) (189) (756) Equity in (earnings) loss of unconsolidated joint ventures (307) 420 113 452 General and administrative ] property level ] (1,310) (1,310) (5,240) Gain on change of control of interests ] ] ] ] Realized (gains) losses and unrealized losses on disposition 35,079 ] 35,079 140,316 Gain on sale of land/other ] (296) (296) (1,184) (Gain) on sale of investment in unconsolidated joint ventures ] ] ] ] (Gain) loss from early extinguishment of debt, net 98 ] ] 98 392 Add: Real estate services expenses 1,944 1,961 3,905 15,620 Leasing personnel costs 534 ] 534 2,136 General and administrative 9,029 3,025 12,054 48,216 Depreciation and amortization 32,310 17,228 49,538 198,152 Interest expense 13,120 10,330 23,450 93,800 Property impairments 5,894 ] 5,894 23,576 Land impairments 4,208 2,137 6,345 25,380 Net Operat ing Income (NOI ) $51,092 $24,691 $75,783 $303,132 Add: CLI Share of Unconsolidated JV GAAP NOI 9,612 38,448 Remaining general and administrative 876 3,504 3Q 2019 Port folio NOI (As Reported on Page 6) $86 ,271 $345 ,084 3Q 2019 34